Business Combinations (Details) - Schedule of Fair Value of the Identifiable Assets and Liabilities on the Acquisition Date $ in Thousands	Dec. 31, 2023 USD ($)
FDA-Licensed Plasma Collection Center [Member]
Schedule of Fair Value of the Identifiable Assets and Liabilities on the Acquisition Date [Line Items]
Inventories	$ 184
Property, plant and equipment	82
Intangible assets	962	[1]
Total intangible assets	1,228
Other current liability	(30)
Net identifiable assets	1,198
Goodwill arising on acquisition	416	[2]
Total acquisition cost	1,614
FDA-Approved Plasma-Derived Hyperimmune Commercial Products [Member]
Schedule of Fair Value of the Identifiable Assets and Liabilities on the Acquisition Date [Line Items]
Inventories	22,849
Intangible assets	121,174
Assumed liability	(47,213)
Net identifiable assets	98,810
Goodwill arising on acquisition	29,897
Total acquisition cost	$ 126,707

[1]	The intangible assets represent the value of the FDA license for the plasma collection facility at fair value (Level 3) at the acquisition date, based on the Greenfield Method. Under such method, the subject intangible asset is valued using a hypothetical cashflow scenario of developing an operating business in an entity that at inception only holds the subject intangible asset. In measuring the FDA license for the plasma collection facility, the Company used an appropriate discount rate of 19%.
[2]	The goodwill arising as part of the acquisition is attributed to the expected benefits from the synergies of the combination of the Company’s activities and those of the acquired plasma collection facility.